UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Arkados Group, Inc.

(Name of Registrant As Specified In Its Charter)

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ARKADOS GROUP, INC.

211 Warren Street, Suite 320

Newark, New Jersey 07103

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Arkados Group, Inc.:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders that on April 10, 2017, the holders of a majority of the votes entitled to be cast by all outstanding Common Stock of Arkados Group, Inc. (the “Company,” “our” or “we”) adopted resolutions by written consent, in lieu of a meeting of stockholders, to (a) amend our Certificate and Incorporation (the “Charter”) as set forth in the Certificate of Amendment of Certificate of Incorporation attached hereto as Annex A (the “Amendment”); and (b) adopt and approve our 2017 Equity Incentive Plan.

The Amendment and the 2017 Equity Incentive Plan were approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), which permits any action that may be taken at a meeting of stockholders to be taken by written consent by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and Section 2.14 of the Company’s Amended and Restated By-Laws (the “By-Laws”), which permits any action that may be taken at a meeting of stockholders to be taken by written consent by the holders of outstanding stock of the Company if specifically authorized do so by our Board of Directors. All necessary corporate approvals in connection with the adoption of the Amendment and the 2017 Equity Incentive Plan have been obtained.

The Information Statement is being furnished to the holders of the Company’s common stock, par value $0.0001 per share (“Common Stock”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules thereunder and Section 228 of the DGCL solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, both of these actions will not become effective until at least 20 calendar days after the mailing of this Notice and the accompanying Information Statement, and thus we plan to file the Amendment as soon thereafter as is reasonably practicable.

The Amendment and the 2017 Equity Incentive Plan were approved and recommended by our Board of Directors prior to the stockholder action by written consent described in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of our Company at the close of business on August 29, 2017.

By Order of the Board of Directors

/s/Terrence DeFranco
Terrence DeFranco
Chief Executive Officer
August 29, 2017

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ARKADOS GROUP, INC.

211 Warren Street, Suite 320

Newark, New Jersey 07103

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Arkados Group,” the “Company,” “we,” “us” and “our” and similar expressions refer to Arkados Group, Inc., a Delaware corporation.

This Information Statement is being sent to inform our stockholders that we have obtained a written consent (the “Consent”) from the holders of a majority of the votes entitled to be cast by all outstanding Common Stock of the Company to amend our Certificate and Incorporation (the “Charter”) as set forth in the Certificate of Amendment of Certificate of Incorporation attached hereto as Annex A (the “Amendment”).

This Information Statement is being mailed on or about September 4, 2017 to the Company’s stockholders of record as of August 29, 2017 (the “Record Date”) that did not execute the Consent. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by Section 228 the Delaware General Corporation Law (the “DGCL”) and pursuant to Section 2.14 of the By-Laws.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock, par value $0.0001 per share (“Common Stock”), held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

The date of this Information Statement is August 29, 2017.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

On April 10, 2017 (the “Shareholder Vote Date”), the holders of a majority of the votes entitled to be cast by all outstanding Common Stock of the Company (the “Consenting Stockholders”) who executed the Consent approving the Amendment, as described herein, beneficially owned 7,515,943 shares of our outstanding Common Stock. As of the Shareholder Vote Date, there were 14,606,167 shares of our Common Stock outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Section 228 of the DGCL provides that any action that may be taken at a meeting of stockholders may be taken by written consent by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Approval of at least a majority of outstanding stock entitled to vote thereon was required to approve the Amendment.

As of the Shareholder Vote Date, the Company had 14,606,167 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. On the Shareholder Vote Date, the Consenting Stockholders beneficially owned 7,515,943 shares of Common Stock in the aggregate, which represents 51.46%% of the votes entitled to be cast by all outstanding Common Stock. Accordingly, the Consent executed by the Consenting Stockholders pursuant to Section 228 of the DGCL is sufficient to approve the Amendment and no further stockholder action is required to approve this matter.

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Board Authorization to Consent

Section 2.14 of the By-Laws requires that any stockholder action by written consent in lieu of a meeting must be specifically authorized by resolution of our Board of Directors. Our Board of Directors authorized our stockholders to approve the Amendment by written consent prior to the execution of the Consent by the Consenting Stockholders.

Notice Pursuant to Section 228

Pursuant to Section 228 of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

ACTION NO. 1

APPROVAL OF THE CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Description of the Amendment

On April 10, 2017, our Board of Directors adopted resolutions authorizing an amendment to the Charter to authorize the Board of Directors, without further vote or action by the stockholders, to create out of the unissued shares of the Company’s preferred stock, par value $0.0001 per share (“Preferred Stock”), series of Preferred Stock and, with respect to each such series, to fix the number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as the Board of Directors shall determine, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights (the “Board Authorization”). The Charter authorizes the issuance of 5,000,000 shares of Preferred Stock under the Charter, none of which are issued or outstanding as of the date this Information Statement.

The foregoing summary of the changes in the Amendment does not purport to be complete and is qualified in its entirety by reference of the text of the Amendment, a copy of which is attached to this Information Statement as Annex A. The changes in the Amendment will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware, which is expected to occur twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

Reasons for and Effects of the Amendment

The Amendment will expressly invest in our Board of Directors the authority to create series of Preferred Stock, including their designations, numbers, preferences, voting powers, qualifications, and special or relative rights or privileges, as required by Section 151 of the DGCL. Once in effect, the Amendment will allow the Board of Directors to authorize the issuance of Preferred Stock without further approval from the Company’s stockholders.

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As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2017, the Company completed an acquisition (the “Asset Purchase”) pursuant to an Asset Purchase Agreement dated May 1, 2017 (the “Asset Purchase Agreement”) with SolBright Renewable Energy, LLC (“SolBright”), pursuant to which the Company has acquired substantially all of the assets, and certain specified liabilities, of SolBright used in the operation of SolBright’s solar engineering, procurement and construction business (the “SolBright Assets”, the transaction shall collectively be referred to herein as the “Acquisition”). As part of the consideration for the purchase of the SolBright Assets, the Company delivered to SolBright a Convertible Promissory Note in the principal amount of $6,000,000 (“Preferred Stock Note”). The Preferred Stock Note will automatically convert on the effective date of the Company’s filing of that certain Certificate of Designation for Series A Convertible Preferred Stock (the “Certificate of Designation”) with the State of Delaware’s Secretary of State in the form attached hereto as Annex B (Exhibit A to the Asset Purchase Agreement), which form was previously agreed upon by the Company and SolBright as part of the Asset Purchase Agreement. The Preferred Stock Note will convert into a number of shares of the Company’s Series A 4% Convertible Preferred Stock, par value $0.0001 per share, equal to the outstanding principal and interest on the Preferred Stock Note divided by $1.50 per share (the “Conversion Rate”), as adjusted for any stock splits, stock dividends, recapitalizations, combinations and the like that may occur prior to such conversion. The Company agreed in the Asset Purchase Agreement to take the actions required for the automatic conversion of the Preferred Stock Note promptly following the closing of the Asset Purchase. The Amendment will give our Board the Board Authorization that is required for the designation and issuance of the Series A Convertible Preferred Stock in order for the Company to meet its obligations under the Asset Purchase Agreement to issue such preferred stock to SolBright. Immediately after the effective date of the filing of the Amendment, the Company intends to file the Certificate of Designation with the Secretary of State of the State of Delaware, which will authorize the Company to issue up to 5,000,000 shares of Series A 4% Convertible Preferred Stock that the Company is required to issue for the automatic conversion of the Preferred Stock Note as required under the terms of such note. The rights, preferences, privileges and restrictions of the shares of Series A Convertible Preferred Stock and the qualifications, limitations and restrictions thereof are summarized in the section below titled “Series A Convertible Preferred Stock”.

Although Board Authorization is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any instruments or the Amendment or the By-Laws in effect on the date of this Information Statement, the availability of authorized and unissued shares of Preferred Stock coupled with the ability of our Board of Directors to authorize their issuance without stockholder consent could make any attempt to gain control of the Company or the Board of Directors more difficult or time consuming. Shares of Preferred Stock could be issued by the Board of Directors to dilute the percentage of voting rights owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors. However, the Company believes that having Board Authorization allowing the Board to authorize the issuance of Preferred Stock without further stockholder consent in connection with any proper business purpose, including the Series A 4% Preferred Stock that is required for the Company to meet its obligations in the Asset Purchase transaction, is in the best interests of the Company and its stockholders.

DESCRIPTION OF CAPITAL STOCK

Capitalization

The Company’s authorized capital consists of 600,000,000 shares of Common Stock, of which 21,253,402 shares are issued and outstanding as of the date this Information Statement, and 5,000,000 shares of Preferred Stock, none of which are issued and outstanding.

Common Stock

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters. Holders of Common Stock do not have preemptive rights to purchase shares in any future issuance of Common Stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of Common Stock.

The holders of Common Stock are entitled to dividends out of funds legally available when and as declared by our Board of Directors. The Board of Directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. In the event of our liquidation, dissolution or winding up, holders of Common Stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of Common Stock are issued, the relative interests of existing holders of Common Stock will be diluted.

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Preferred Stock

Upon effectiveness of the Amendment, the Board of Directors will have the authority to issue shares of Preferred Stock from time to time on terms it may determine, to divide shares of preferred stock into one or more series and to fix the designations, preferences, privileges, and restrictions of preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference, and the number of shares constituting any series or the designation of any series to the fullest extent permitted by the DGCL. The issuance of Preferred Stock could have the effect of decreasing the trading price of the Common Stock, restricting dividends on the capital stock, diluting the voting power of the Common Stock, impairing the liquidation rights of the capital stock, or delaying or preventing a change in control of the Company.

Series A Convertible Preferred Stock

As described above, upon the effectiveness of the Amendment, the Board shall authorize the filing of the Certificate of Designation in the form attached hereto as Annex B for its Series A Convertible Preferred Stock in order to meet its obligations to SolBright under the Asset Purchases Agreement and the Preferred Stock Note. The rights, preferences, privileges and restrictions of the shares of Series A Convertible Preferred Stock and the qualifications, limitations and restrictions thereof are summarized as follows:

•	The shares of Series A Convertible Preferred Stock have a stated value of $1.50 per share (the “Stated Value”).

•	Each holder of a share of Series A Convertible Preferred Stock shall be entitled to receive dividends (“Accruing Dividends”) on such share equal to four percent (4%) per annum (the “Dividend Rate”) of the stated value before any Dividends shall be declared, set apart for or paid upon any junior stock or parity stock. Dividends on a share of Series A Convertible Preferred Stock shall accrue daily at the Dividend Rate, commence accruing on the issuance date thereof, compound annually, be computed on the basis of a year consisting of twelve 30-day months and payable in cash.

•	Each share of Series A Convertible Preferred Stock is convertible, at the option of the holders, into that number of shares of Common Stock determined by dividing the Stated Value by the Conversion Price which the parties agreed would be $1.50 (subject to stock splits, stock dividends, recapitalizations, combinations and the like that may occur prior to such conversion).

•	We may redeem any or all of the outstanding Series A Convertible Preferred Stock (a “Company Redemption”) from time to time but only if “Redemption Funds” (defined below) are available for such redemption at a redemption price that shall equal the Stated Value per share, plus any Accruing Dividends accrued but unpaid thereon through the date chosen by the Company for the redemption. The Company’s Board of Directors shall determine no later than 20 days after the end of each fiscal quarter if Redemption Funds are available for a Company Redemption for such quarter, and if Redemption Funds are deemed available, then the Company shall notify the holders no later than 30 days after the end of the respective Company fiscal quarter. The Company is under no obligation to redeem any Series A Convertible Preferred Stock shares if such redemption would result in a violation of law, including any violation of the Delaware General Corporation Law. “Redemption Funds” means (a) during the period from the closing date of the Asset Purchase transaction (the “Closing Date”) until any and all amounts due under that certain 15% Secured Promissory Note (“Buyer Promissory Note”), which note was issued concurrently with the Preferred Stock Note as part of the consideration paid to SolBright, has been fully paid and the Buyer Promissory Note has been extinguished, the amount that equals (i) 50% of the earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the “Business” (as defined in the Asset Purchase Agreement), calculated in accordance with generally accepted accounting principles, for the last four quarters preceding the Redemption Funds calculation, minus (ii) the sum of all dividend payments paid by the Company to the holder for the Series A Convertible Preferred Stock during the last 12 months preceding the Redemption Funds calculation, minus (iii) $1,200,000; and (b) during the period from the date the Buyer Promissory Note has been extinguished until the Series A Convertible Preferred Stock has been fully redeemed, the amount that equals (x) 100% of the EBITDA of the “Business” (as defined in the Asset Purchase Agreement), calculated in accordance with generally accepted accounting principles, for the last four quarters preceding the Redemption Funds calculation, minus (y) the sum of all dividend payments paid by the Company to the holder for the Series A Convertible Preferred Stock during the last 12 months preceding the Redemption Funds calculation, minus (z) $1,200,000; provided, however, since the Redemption Funds calculation is intended to cover a full twelve-month period, until the Redemption Funds calculation period includes a full twelve-month period after the Closing Date, the calculation of the Redemption Funds shall be adjusted for each of (a)(i) and (ii), and (b)(x) and (y) above, by dividing the amount so calculated in such subsection by the number of days between the Closing Date and the end of such calculation period, and then multiplying such amount by 365.

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•	The shares of Series A Convertible Preferred Stock are senior in liquidation preference to all shares of our common stock, all classes of our securities established prior to the original issue date of the Series A Convertible Preferred Stock (the “Original Issue Date”) and each other capital stock or series of Company’s preferred stock established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

•	The shares of Series A Convertible Preferred Stock shall have no voting rights except as required by law. However, the consent of the holders of a majority of the shares of Series A Convertible Preferred Stock is necessary for us to amend the Certificate of Designation.

The foregoing summary of the rights, privileges and restrictions of the Series A Convertible Preferred Stock and the qualifications, limitations and restrictions thereof is qualified in its entirety by the Certificate of Designation.

ACTION NO. 2

ADOPTION OF 2017 EQUITY INCENTIVE PLAN

Introduction

On April 10, 2017, the Board approved and adopted, and the Consenting Stockholders approved, the 2017 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to the Company’s employees, consultants and directors, which will align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to the Company’s financial success. The Board believes that the Incentive Plan will serve a critical role in attracting and retaining high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals.

Shares Available Under the Plan

The Incentive Plan authorizes the Board to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, performance compensation awards and other stock-based awards. Under the Incentive Plan, the Compensation Committee is authorized to issue up to 10,000,000 shares, subject to adjustment as provided below.

Section 162(m) Tax Considerations

The Incentive Plan is designed to help us comply with the rules relating to our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards granted under the Incentive Plan that are intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code to be deductible, the stockholders were asked to approve certain material terms of the Incentive Plan. By approving the Incentive Plan, the Consenting Stockholder specifically approved, among other things:

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•	the eligibility requirements for participation in the Incentive Plan;

•	the maximum number of shares for which stock-based awards may be granted to an employee in any fiscal year; and

•	the performance measures that may be used by theBoard of Directors of the Company, or the Compensation Committee when it is reconstituted, to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units and other stock-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the Incentive Plan generally will be deductible by us for federal income tax purposes, under certain circumstances, such as a change in control, compensation paid in settlement of certain awards may not qualify as performance-based. In addition, Section 162(m) of the Code imposes a number of other requirements that must be met in order for awards to qualify for deduction under the Code. Accordingly, there can be no assurance that awards under the Incentive Plan will be fully deductible under all circumstances. In addition, other awards under the Incentive Plan which are not intended to satisfy these “performance-based” compensation requirements generally will not so qualify. To the extent that such compensation, when added to other non-exempt compensation, exceeds $1 million in any given year paid to certain executives, then the amount in excess of $1 million will be subject to the deduction limitations of Section 162(m) of the Code.

Summary of the Incentive Plan

The following summarizes the principal features of the Incentive Plan which is set forth in its entirety as Annex C to this Information Statement. The following summary is qualified in its entirety by reference to Annex C.

Description of the Incentive Plan

Authorized Shares. The maximum number of shares of our Common Stock that may be issued under our Incentive Plan, is 10,000,000 shares.

Shares subject to stock awards granted under our Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our Incentive Plan. Additionally, shares become available for future grant under our Incentive Plan if they were issued under stock awards under our Incentive Plan and if we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board of Directors, or a duly authorized committee of our Board of Directors, will administer our Incentive Plan. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our Incentive Plan, our Board of Directors has the authority to determine and amend the terms of awards and underlying agreements, including:

•	recipients;

•	the exercise, purchase, or strike price of stock awards, if any;

•	the number of shares subject to each stock award;

•	the vesting schedule applicable to the awards, together with any vesting acceleration; and

•	the form of consideration, if any, payable on exercise or settlement of the award.

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Under the Incentive Plan, the Board of Directors also generally has the authority to effect, with the consent of any adversely affected participant:

•	the reduction of the exercise, purchase, or strike price of any outstanding award;

•	the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or

•	any other action that is treated as a repricing under generally accepted accounting principles.

Section 162(m) Limits. At such time as necessary for compliance with Section 162(m) of the Code, in a calendar year, no participant may be granted a performance stock award covering more than 500,000 shares of our Common Stock or a performance cash award having a maximum value in excess of $250,000. These limitations are designed to allow us to grant compensation that will not be subject to the $1,000,000 annual limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code.

Stock Options. Incentive stock options and nonstatutory stock options are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Restricted Stock Unit Awards. RSUs are granted under restricted stock unit award agreements adopted by the plan administrator. RSUs may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. An RSU may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited once the participant’s continuous service ends for any reason

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The Incentive Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility imposed by Section 162(m) of the Code. Our compensation committee, or in the absence of a compensation Committee our Board of Directors, may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Board of Directors from time to time.

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The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. To the extent required under Section 162(m) of the Code, the Board of Directors shall, within the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the performance criteria it selects to use for such performance period. In addition, the board or committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due on attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our Common Stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Incentive Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of incentive stock options, (4) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the Incentive Plan under Section 162(m) of the Code), and (5) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. Our Incentive Plan provides that in the event of certain specified significant corporate transactions, including: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction, and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards:

•	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

•	accelerate the vesting, in whole or in part, of the stock award and provide for its termination before the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

•	cancel or arrange for the cancellation of the stock award before the transaction in exchange for a cash payment, or no payment, as determined by the board; or

•	make a payment, in the form determined by our board of directors, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner and is not obligated to treat all participants in the same manner.

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In the event of a change in control, awards granted under the Incentive Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement. Under the Incentive Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity), (3) a sale, lease, exclusive license, or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders, and (4) an unapproved change in the majority of the board of directors.

Transferability. A participant may not transfer stock awards under our Incentive Plan other than by will, the laws of descent and distribution, or as otherwise provided under our Incentive Plan.

Plan Amendment or Termination. Our Board of Directors has the authority to amend, suspend, or terminate our Incentive Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our Incentive Plan. No stock awards may be granted under our Incentive Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the Incentive Plan. Tax consequences for any particular individual may be different.

Incentive Stock Options. A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options. A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Stock Appreciation Rights. A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

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Restricted Stock, Restricted Stock Units, Performance Awards, and Performance Shares. A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award has been transferred to him or her and becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plans with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include (among others) stockholder approval of the Incentive Plan and its material terms, setting certain limits on the number of shares subject to awards and, for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid. The Incentive Plan has been designed to permit (but not require) the administrator to grant awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

New Plan Benefits

A new plan benefits table for the Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Incentive Plan if the Incentive Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Incentive Plan will be made at the Board of Directors or Compensation Committee’s discretion, subject to the terms of the Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the Incentive Plan are not determinable at this time.

Dissenters’ Rights

Pursuant to the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Incentive Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise stated, the table below sets forth information concerning the beneficial ownership of Common Stock as of August 29, 2017 for: (1) each director currently serving on our Board of Directors; (2) each of our named executive officers; (3) our directors and executive officers as a group; and (4) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock. At the close of business on August 29, 2017, there were 21,235,402 shares of Common Stock outstanding. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Name of Stockholder (1)	Shares of Common Stock Beneficially Owned		Percentage of Ownership (2)
5% or more Stockholders
Tai Jee Pan (3)	2,660,846		12.5%
Richmake International Ltd. (4)	2,477,545		11.7%
SolBright Renewable Energy, LLC (5)	8,000,000	(6)	31.7%
AIP Asset Management Inc. (7)	7,291,668	(8)	26.3%

Officers and Directors
Terrence DeFranco, CEO, sole director	3,383,333	(9)	14.1%
Officers and Directors as a Group (1 total)	3,383,333		14.1%

(1)	Unless otherwise indicated, the address for all beneficial owners is c/o Arkados Group, Inc., 211 Warren Street, Suite 320, Newark, New Jersey 07103.

(2)	Beneficial ownership is determined in accordance with the rules of the Commission, including Rule 13d-3(d)(1) of the Exchange Act, and generally includes voting or investment power with respect to securities. Under the rules of the Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, we believe the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.
(3)	The stockholder’s business address is: 15265 NW Perimeter Drive, Beaverton, Oregon 97006.
(4)	The stockholder’s business address is: 10F, No. 69 Sec 3 HeuiJung Road, Taichung, Taiwan.

(5)	The Stockholder's businesss address is 701 East Bay Street, Suite 302, Charleston, SC 29403.
(6)

Consists of 4,000,000 shares of Common Stock, plus an additional 4,000,000 shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock (initially convertible at a Conversion Price of $1.50 per share) automatically issuable upon the conversion of the Preferred Stock Note upon filing of the Certificate of Designation. Mr. Patrick Hassell exercises sole voting and dispositive powers with respect to the shares of Common Stock owned by and issuable to SolBright Renewable Energy, LLC.

(7)	The Stockholder's businesss address of AIP Asset Management Inc. (“AIP”) is TD North Tower, 77 King Street W, Suite 4140, Toronto, ON M5K 1E7. AIP refers to AIP plus the affiliated entities over which AIP has dispositive and voting control.
(8)	Consists of 833,334 shares of Common Stock purchased in the Company's 2017 private placement, plus 3,125,000 shares of Common Stock issuable to AIP upon conversion of certain 10% Notes, 2,500,000 shares of Common Stock issuable upon exercise of the warrants issued in connection with the 10% Notes and 833,334 shares of Common Stock issuable upon the exercise of warrants issued in connection with the 2017 private placement. Mr. Jay Bala exercises sole voting and dispositive powers with respect to the shares of Common Sotck issuable to AIP.
(9)	Consists of 608,333 shares of Common Stock and options to purchase 2,775,000 shares of Common Stock.

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CONSENTING STOCKHOLDERS

On April 10, 2017, the Shareholder Vote Date, the following record holders of 7,515,943 shares of Common Stock in the aggregate consented in writing to the matters stated herein. The total number of shares outstanding as of the Shareholder Vote Date, for purposes of this calculation, is 14,606,167.

Name of Stockholder	Shares of Common Stock Beneficially Owned	Percentage of Ownership
Tai Jee Pan	2,660,846	18.22%
Richmake International Ltd.	2,477,545	16.96%
Andreas Typaldos	781,964	5.37%
Andreas Typaldos Family Limited Partnership	164,672	1.2%
Burton LaSalle Corp.	819,583	5.6%
Terrence DeFranco	608,333	4.17%
Total	7,515,943	51.457%

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

At present, Terrence DeFranco, our Chairman and CEO is an at-will employee of the Company by virtue of an oral agreement entered into by the previous sitting Board of Directors.  The agreement requires Mr. DeFranco to serve on a full-time basis and provides for bi-weekly compensation, based on a rate determined by comparison to executives of similarly sized companies in our industry. In addition, Mr. DeFranco is paid a reimbursement of business-related expenses. Determinations with regard to bonus or option grants are made by Mr. DeFranco, the Company's sole director at this time.

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation of our Chief Executive Officer in 2016 and 2015. There were no other executive officers who received or would have received compensation in excess of $100,000 for the years ended May 31, 2016 and 2015.

			Deferred
			Salary	Option	All Other	Total
Name/ Principal Position	Year	Salary	Paid	Award (2)	Compensation	Compensation
Terrence DeFranco (1)	2016	$198,000	$-	$150,000	$-	$348,000
President, Chief Executive Officer	2015	$198,000	$-	$-	$-	$198,000

(1)	The amounts in the table do not include amounts received for serving on our board of directors.

(2)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC 718.

GRANTS OF PLAN-BASED AWARDS

On June 25, 2015, the Company issued options, which vested immediately and are exercisable for three years, to its chairman/chief executive officer and an officer/former director for services rendered to the Company’s board of directors during fiscal 2015 for the purchase of up to a total of 1,300,000 shares of its common stock under the 2004 Plan as follows:

1.	Chairman/chief executive officer – options to purchase 1,000,000 shares of the Company's common stock at $0.60 per share.

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2.	Officer/former director – options to purchase 300,000 shares of the Company's common stock at $0.60 per share.

On October 16, 2015, the Company issued options under its 2004 Plan to employees to purchase 700,000 shares of its common stock at $1.00 per share.

Non-2004 Plan Grants

On April 22, 2016, the Company also issued options outside of its 2004 Plan to employees to purchase 2,100,000 shares of its common stock at various exercise prices ranging from $0.60 to $2.00, including options for 1,100,000 shares of its common stock granted to its chairman/chief executive officer as foillows:

1.	Chairman/chief executive officer – options to purchase 500,000 shares of the Company's common stock at $0.60 per share.

2.	Chairman/chief executive officer – options to purchase 300,000 shares of the Company's common stock at $1.20 per share.

2.	Chairman/chief executive officer – options to purchase 300,000 shares of the Company's common stock at $2.00 per share.

As of May 31, 2016, there were options to purchase 5,112,500 shares of our Common Stock outstanding, 3,012,500 of which were issued under the 2004 Plan.

OPTION EXERCISES AND STOCK VESTED IN 2016

There were no exercises of options by executives or directors in the year ended May 31, 2016.  No additional stock vested under previously issued options.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

OPTION AWARDS

The following table sets forth for each named executive officer, information regarding outstanding equity awards as of May 31, 2016. The option awards and per share amounts reflects the Company’s 1-for-30 reverse stock split, which was effective March 18, 2015.

			Equity
			Incentive
			Plan awards:
	Number of	Number of	Number of
	securities	securities	securities
	underlying	Underlying	Underlying
	unexercised	unexercised	unexercised	Option	Option
	options (#)	options (#)	Unearned	Exercise	Expiration
	Exercisable	Un-exercisable	Options (#)	Price ($)	Date

Terrence DeFranco	1,000,000	-	-	$0.60	6/25/2018
	500,000	-	-	$0.60	4/22/2026
	675,000	-	-	$1.20	4/8/2024
	300,000	-	-	$1.20	4/22/2026
	300,000	-	-	$2.00	4/22/2026
	2,775,000

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Stock Option Plans

Our current policy is that all full time key employees are considered annually for the possible grant of stock options, depending upon employee performance. The criteria for the awards are experience, uniqueness of contribution to our business and the level of performance shown during the year. Stock options are intended to generate greater loyalty and help make each employee aware of the importance of their business success of the Company.

A summary of our existing stock option plan is as follows:

Our 2004 Plan, which was, in April, 2014, extended for an additional 10 years, is currently administered by our sole director. Our sole director designates the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations. All stock options grants during 2014 were made from the 2004 Plan.  The 2004 Plan also permits the issuance of restricted stock which is subject to vesting and forfeiture at such times, amounts and conditions. Because the 2004 Plan, as extended, has been in existence for more than 10 years, incentive stock options cannot be granted under the 2004 Plan

The maximum number of shares of Common Stock available for issuance under the 2004 Plan, as amended, is 3,333,333 shares. The plan is subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options granted under the 2004 Plan that expire or terminate will again be available for options to be issued under each Plan.

The option price is payable in cash or by check or under cashless exercise provision determined by theBoard of Directorsin lieu of a Compensation Committee.

In the absence of a contrary provision in option agreements adopted by the Board of Directors, under the 2004 Plan, upon termination of an optionee’s employment or consultancy, all options held by such optionee will terminate, except that any option that was exercisable on the date employment or consultancy terminated may, to the extent then exercisable, be exercised within three months thereafter (or six months thereafter if the termination is the result of permanent and total disability of the holder), and except such three month period may be extended by our Board in its discretion. If an optionee dies while he is an employee or a consultant or during such three-month period, the option may be exercised within six months after death by the decedent’s estate or his legatees or distributees, but only to the extent exercisable at the time of death.

The 2004 Plan provides that outstanding options shall vest and become immediately exercisable in the event consolidation, merger or acquisition of stock, the result of which our stockholders will own less than 50% of the voting power of the reorganized, merged or consolidated company or the sale of substantially all of our assets and the options are not assumed by the surviving company.  In such event, the holder will have 15 days to exercise the option and options will terminate on the expiration of such fifteen-day period.

The Company will no longer issue awards under the 2004 Plan following the approval of the 2017 Equity Incentive Plan.

Compensation of Directors

There was no compensation for Directors in the fiscal year ending May 31, 2016.

EXCHANGE ACT MATTERS

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder. Our common stock is currently quoted for trading on the OTC Market Group Inc. OTCPink Tier under the ticker symbol "AKDS".

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HASPASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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OTHER MATTERS

There have been no proposals submitted by stockholders for consideration and the Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

FINANCIAL STATEMENTS AND OTHER INFORMATION

We are subject to the informational filing requirements of the Exchange Act and, in accordance therewith, we are required to file periodic reports, proxy statements and other information with the SEC relating to our business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied in person at the public reference facility maintained by the SEC at the Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0213. Our filings are also available to the public for downloading or viewing free of charge on the SEC's website (www.sec.gov). In addition, we make available free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information, provided on or accessible through our website, is not part of this Information Statement

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at:

Arkados Group, Inc.

211 Warren Street, Suite 320

Newark, New Jersey 07103

Attention: Investor Relations

Telephone: (862) 373-1988

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended May 31, 2016 as filed with the Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information (File No. 000-27587) with the SEC pursuant to the Exchange Act. For further information regarding us, please see our filings with the SEC, including our annual, quarterly, and current reports and proxy statements, which you may read and copy at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our public filings with the SEC are also available to the public on the SEC’s website at www.sec.gov.

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We maintain a website at www.arkadosgroup.com. The information on our website or on any other website is not, and you must not consider such information to be, a part of this Information Statement. You should rely only on the information contained in this Information Statement and in the documents incorporated by reference.

By Order of the Board of Directors,

/s/Terrence DeFranco
Terrence DeFranco
Chief Executive Officer
August 29, 2017

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ANNEX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

FOR

ARKADOS GROUP, INC.

Arkados Group, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, through its duly authorized officer and by authority of its Board of Directors, does hereby certify:

FIRST: At a meeting of the Board of Directors of said Corporation, resolutions were duly adopted setting forth the proposed amendment of the Certificate of Incorporation of said Corporation, declaring such amendment to be advisable. The resolution setting forth the amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FOURTH” to include the following paragraphs:

“The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution or resolutions from time to time thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting and other powers (if any) of the shares of such series, and the preferences and any relative, participating, optional or other special rights and any qualifications, limitations or restrictions thereof, of the shares of such series, including but not limited to, determination of any of the following:

(a)	the distinctive serial designation and the number of shares constituting such series;

(b)	the dividend rate, whether dividends shall be cumulative and, if so, from which date, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

(c)	the voting powers, full or limited in addition to the voting powers provided by law;

(d)	whether the shares shall be redeemable, and if so, the price or prices at which, and the terms and conditions on which, the shares may be redeemed;

(e)	the amount or amounts payable upon the shares in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

(f)	whether the shares shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made and any other terms and conditions of such conversion or exchange.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.”

SECOND: That, pursuant to Section 228 of the General Corporation Law of the State of Delaware, as of April 10, 2017, the Corporation obtained the consents in writing to the amendment as stated in the above resolution, signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such amendment.

THIRD: Such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this ____ day of ______, 2017.

ARKADOS GROUP, INC.

By:
Name:	Terrence DeFranco
Title:	Chief Executive Officer

ANNEX B

ARKADOS GROUP, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

The undersigned, Terrence DeFranco, does hereby certify that:

1.          He is the President and Secretary of Arkados Group, Inc., a Delaware corporation (the “Corporation”).

2.          The Corporation is authorized to issue 5,000,000 shares of preferred stock, none of which are issued and outstanding.

3.          The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation, as amended, provides for a class of its authorized stock known as Preferred Stock, consisting of 5,000,000 shares, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 5,000,000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1.             Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Accruing Dividends” shall have the meaning set forth in Section 4(a).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Asset Purchase Agreement” means the Asset Purchase Agreement, dated as of April __, 2017, among the Corporation and SolBright Renewable Energy, LLC, as amended, modified or supplemented from time to time in accordance with its terms.

“Business Day” means any day except any Saturday, any Sunday, or any day which is a federal legal holiday in the United States.

“Buyer Promissory Note” means that certain 15% Secured Promissory Note of even date hereof issued by the Corporation to SolBright Renewable Energy, LLC in connection with the Asset Purchase Agreement.

“Closing Date” means the date of closing the transactions contemplated by the Asset Purchase Agreement, as such term is defined in the Asset Purchase Agreement.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 8(a).

“Conversion Price” shall have the meaning set forth in Section 8(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

“DGCL” means the General Corporation Law of the State of Delaware.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Junior Stock” shall mean (a) all classes of the Common Stock, (b) classes of securities established prior to the Original Issue Date, and (c) each other class of capital stock or series of preferred stock of the Corporation established after the Original Issue Date by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Corporation.

“Liquidation” shall have the meaning set forth in Section 6.

“New York Courts” shall have the meaning set forth in Section 10(c).

“Notice of Conversion” shall have the meaning set forth in Section 8(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Parity Stock” shall mean any class of capital stock or series of preferred stock of the Corporation established after the Original Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Corporation.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Redemption Funds” shall mean (a) during the period from the Closing Date until any and all amounts due under the Buyer Promissory Note have been fully paid and the Buyer Promissory Note has been extinguished, the amount that equals (i) 50% of the earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the “Business” (as defined in the Asset Purchase Agreement), calculated in accordance with generally accepted accounting principles, for the last four quarters preceding the Redemption Funds calculation, minus (ii) the sum of all dividend payments paid by the Corporation to the Holder for the Series A Preferred Stock during the last 12 months preceding the Redemption Funds calculation, minus (iii) $1,200,000; and (b) during the period from the date the Buyer Promissory Note has been extinguished until the Series A Preferred Stock has been fully redeemed, the amount that equals (x) 100% of the EBITDA of the “Business” (as defined in the Asset Purchase Agreement), calculated in accordance with generally accepted accounting principles, for the last four quarters preceding the Redemption Funds calculation, minus (y) the sum of all dividend payments paid by the Corporation to the Holder for the Series A Preferred Stock during the last 12 months preceding the Redemption Funds calculation, minus (z) $1,200,000; provided, however, since the Redemption Funds calculation is intended to cover a full twelve-month period, until the Redemption Funds calculation period includes a full twelve-month period after the Closing Date, the calculation of the Redemption Funds shall be adjusted for each of (a)(i) and (ii), and (b)(x) and (y) above, by dividing the amount so calculated in such subsection by the number of days between the Closing Date and the end of such calculation period, and then multiplying such amount by 365.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 8(c).

“Stated Value” shall have the meaning set forth in Section 2.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB market (or any successors to any of the foregoing).

Section 2.             Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be up to 5,000,000 (which shall not be subject to increase without the written consent of all of the holders of the Series A Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Series A Preferred Stock shall have a par value of $0.0001 per share and a stated value per share equal to $1.50 (the “Stated Value”). Such number of Series A Preferred Stock shares may be decreased by resolution of the Board of Directors adopted and filed pursuant to Section 151(g) of the DGCL, or any successor provision, and by the filing of a certificate of decrease with the Secretary of State of the State of Delaware; provided that no such decrease shall reduce the number of authorized shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Series A Preferred Stock.

Section 3.             Rank. The Series A Preferred Stock with respect to dividend or distribution rights and upon liquidation, winding-up or dissolution of the Corporation, ranks as set forth herein (a) senior to all Junior Stock; and (b) on parity in all respects, with all the Parity Stock.

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Section 4.             Dividends and Distributions.

(a)          Dividends on Series A Preferred Stock will be paid out of legally available funds at the rate per annum of four percent (4%) of the Stated Value from the Original Issue Date through the date of redemption, cancellation or surrender thereof (the “Accruing Dividends”). Dividends on Series A Preferred Stock shall be fully cumulative, accruing, without interest, and, to the extent so declared by the Board of Directors, shall be payable quarterly in arrears commencing on the first day of March, June, September and December each year, commencing June 1, 2017 (pro-rated for partial months), except that if such date is not a Business Day then to the extent so declared by the Board of Directors the dividend shall be payable on the first immediately succeeding Business Day (each such date being hereinafter referred to as a “Dividend Payment Date”). Dividends on the Series A Preferred Stock shall be paid in cash. Each dividend shall be paid to the holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on the record date, not more than 10 days after the applicable Dividend Payment Date, as shall be fixed by the Board of Directors. Dividends payable on each Dividend Payment Date shall be computed on the basis of a 365 or 366-day year and actual days elapsed and shall be rounded to the nearest cent. Dividends on account of arrearages for any past Dividend Payment Date may be declared and paid at any time, without reference to any scheduled Dividend Payment Date, to holders of record on such date, as may be fixed by the Board of Directors of the Corporation. Dividends on the Series A Preferred Stock shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. No interest shall be payable with respect to any dividend payment that may be in arrears. The Holders are not entitled to any dividends other than the dividends provided for in this Section 4(a).

(b)          Nothing contained herein shall be deemed to establish or require any payment or other charges in excess of the maximum permitted by applicable law.  In the event that any payment required to be paid or other charges hereunder exceed the maximum permitted by law, any payments in excess of such maximum shall reduce any amounts thereafter owed by the Corporation to the Holder and thus refunded to the Corporation.

(c)           In the event that pursuant to applicable law or contract the Corporation shall be prohibited or restricted from paying the full dividends to which the holders of the Series A Preferred Stock shall be entitled, the amount available pursuant to applicable law or contract shall be distributed among the holders of the Series A Preferred Stock ratably in proportion to the full amounts to which they would otherwise be entitled and any remaining amount due to holders of the Series A Preferred Stock shall be accrued.

Section 5.             Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series A Preferred Stock, alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, including without limitation, establishing any Parity Stock, or alter or amend this Certificate of Designation.

Section 6.             Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders of the Series A Preferred Stock then outstanding shall be entitled, together pro rata with the holders of Parity Stock, to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the aggregate Stated Value of all Series A Preferred Stock held by such holder, plus any Accruing Dividends accrued but unpaid thereon (whether or not declared). The Corporation shall mail written notice of any such Liquidation, not less than 15 days prior to the payment date stated therein, to each Holder.

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Section 7.             Redemption.

(a)          On the terms and conditions of this Section 7, the Corporation shall redeem the Series A Preferred Stock in whole or in part which, upon payment of the applicable redemption price, shall constitute a forfeiture and cancellation of such redeemed shares of the Series A Preferred Stock (each such event, a “Company Redemption”). Other than the redemption of the Series A Preferred Stock occurring as a result of the Redemption Funds pursuant to this Section 7, the Corporation may not redeem all or any portion of the Series A Preferred Stock without the prior written consent of the Holder of such Series A Preferred Stock.

(b)          The Corporation shall exercise its right to require redemption under this Section 7 from time to time only if Redemption Funds are available for such redemption by delivering a written notice thereof to all of the Holders of shares of Series A Preferred Stock (the “Company Redemption Notice” and the date all of the Holders receive such notice is referred to as the “Company Redemption Notice Date”).  The Company Redemption Notice shall (w) state the aggregate number of shares of Series A Preferred Stock subject to the applicable redemption and the number of shares of Series A Preferred Stock to be redeemed from each Holder (which shall be determined with respect to each Holder by multiplying (1) the aggregate number of shares of Series A Preferred Stock subject to such Company Redemption times (2) the quotient of (I) the number of shares of Series A Preferred Stock then held by such Holder divided by (II) the aggregate number of shares of Series A Preferred Stock then outstanding, with such product being rounded up or down (as the case may be) to the nearest whole number of shares) and (x) state the date on which the applicable Company Redemption shall occur (each a “Company Redemption Date”) and (y) state the Redemption Price (as defined below) and (z) include a detailed calculation of the amount of the Redemption Funds available for such quarter for the redemption. On or before the applicable Company Redemption Date, each Holder of shares of Series A Preferred Stock to be redeemed on such Redemption Date, unless such Holder has exercised his, her or its right to convert such shares as provided in Section 8, shall surrender the certificate or certificates representing such shares to be redeemed (or, if such registered Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Company Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such Holder.

(c)          Shares of Series A Preferred Stock shall be redeemed by the Corporation if Redemption Funds are available therefor at a price equal to the Stated Value per share, plus any Accruing Dividends accrued but unpaid thereon through the date of the respective Company Redemption Date, whether or not declared (the “Redemption Price”). The Corporation’s Board of Directors shall determine no later than 20 days after the end of each Corporation fiscal quarter if Redemption Funds are available for a Company Redemption for such quarter, and if Redemption Funds are deemed available, then the Corporation shall send the Company Redemption Notice to the Holders no later than 30 days after the end of the respective Corporation fiscal quarter.

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(d)          On and after the close of business on any Company Redemption Date, and subject to full payment of the applicable Redemption Price, such shares of Series A Preferred Stock that have been redeemed shall be deemed cancelled and cease to be outstanding, dividends with respect to such shares of redeemed Series A Preferred Stock shall cease to accumulate and all rights whatsoever with respect to such shares shall terminate. Nothing in this Section 7 shall be construed to require or permit the Corporation to redeem any shares of Series A Preferred Stock if such redemption would result in a violation of law, including any violation of the Delaware General Corporation Law.

Section 8.             Conversion.

a)           Conversions at Option of Holder. Each share of Series A Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A Preferred Stock to the Corporation unless all of the shares of Series A Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A Preferred Stock promptly following the Conversion Date at issue. Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)          Conversion Price. The conversion price for the Series A Preferred Stock shall equal $1.50, subject to adjustment herein (the “Conversion Price”).

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c)          Mechanics of Conversion.

i.            Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series A Preferred Stock.

ii.           Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series A Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii.          Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series A Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 8 upon the conversion of the then outstanding shares of Series A Preferred Stock). The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iv.          Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series A Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

v.           Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of the Series A Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series A Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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Section 9.             Certain Adjustments.

a)          Stock Dividends and Stock Splits. If at any time after the Closing Date the Corporation (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series A Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 9(a) shall become effective immediately upon the effective date of such payment, subdivision, combination or reclassification.

b)          Pro Rata Distributions. During such time as this Series A Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Series A Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Series A Preferred Stock.

c)          Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

d)          Notice to the Holders. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 9, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 10.           Miscellaneous.

a)          Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally or sent by a nationally recognized overnight courier service, addressed to the Corporation, at 211 Warren Street, Suite 320, Newark, New Jersey 07103, Attention: Mr. Terrence DeFranco, CEO, e-mail address: tmdefranco@arkadosgroup.com, or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 10. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally or sent by a nationally recognized overnight courier service addressed to each Holder at the address of such Holder appearing on the books of the Corporation. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earlier of the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or upon actual receipt by the party to whom such notice is required to be given.

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b)          Lost or Mutilated Series A Preferred Stock Certificate. If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

c)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflict of laws thereof.

d)          Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

e)          Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

f)           Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

g)          Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

h)          Status of Converted or Redeemed Series A Preferred Stock. If any shares of Series A Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Preferred Stock.

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RESOLVED, FURTHER, that the President, and the Secretary of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this ___ day of _________, 2017.

Name:	Terrence DeFranco	Name: Terrence DeFranco
Title:	President	Title: Secretary

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT
SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Arkados Group, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Asset Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ___________________________________________

Number of shares of Preferred Stock owned prior to Conversion: ____________

Number of shares of Preferred Stock to be Converted: __________________________

Stated Value of shares of Preferred Stock to be Converted: _________________

Number of shares of Common Stock to be Issued: ________________________

Applicable Conversion Price: _____________________________________________

Number of shares of Preferred Stock subsequent to Conversion: _________________

Address for Delivery: _____________________________________________

[HOLDER]

By:
Name:
Title:

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ANNEX C

Arkados Group, Inc.

2017 Equity Incentive Plan

Adopted by the Board of Directors: April 10, 2017

Approved by the Stockholders: April 10, 2017

Termination Date: April 10, 2027

1.            General.

(a)          Eligible Stock Award Recipients. Employees, Directors and Consultants are eligible to receive Stock Awards and such other individuals designated by the Board who are reasonably expected to become Employees, Consultants or Directors after the receipt of Stock Awards.

(b)          Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Share Awards, (vii) Performance Compensation Awards and (viii) Other Stock Awards.

(c)          Purpose. The name of this Plan is the Arkados Group, Inc. 2017 Equity Incentive Plan. The Plan, through the granting of Stock Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.            Administration.

(a)          Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)          Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)          To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)         To determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant.

(iii)        To designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals.

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(iv)        To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.

(v)         To settle all controversies regarding the Plan and Stock Awards granted under it.

(vi)        To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(vii)       To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.

(viii)      To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or a Stock Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Stock Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(ix)         To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Stock Options and intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(x)          To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws.

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(xi)         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(xii)        To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xiii)        To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Performance Share Award, (5) Performance Compensation Award, (6) Other Stock Award, (7) cash and/or (8) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)          Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d)          Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(t) below.

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(e)          Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.            Shares Subject to the Plan.

(a)          Share Reserve.

(i)          Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 10,000,000 shares (the “Share Reserve”).

(ii)         For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(b)          Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)          Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be equal to the aggregate number of shares of Common Stock that may be issued as Stock Awards under this Plan as set forth in Section 3(a)(i).

(d)          Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.            Eligibility.

(a)          Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants and those individuals whom the Board determines are reasonably expected to become Employees, Consultants and Directors following the date of grant; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

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(b)          Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)          Consultants. A Consultant will not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5.            Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a)          Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b)          Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

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(c)          Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)          by cash, check, bank draft or money order payable to the Company;

(ii)         pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)        by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)        if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v)         according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or

(vi)        in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.

(d)          Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.

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(e)          Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)          Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)        Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)       Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)          Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)          Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

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(h)          Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(i)          Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)          Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)           Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

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(l)          Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

(m)         Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 8(m), any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in Section 8(m) is not violated, the Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.

(n)          Right of Repurchase. Subject to the “Repurchase Limitation” in Section 8(m), the Option or SAR may include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Participant pursuant to the exercise of the Option or SAR.

(o)          Right of First Refusal. The Option or SAR may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option or SAR. Such right of first refusal will be subject to the “Repurchase Limitation” in Section 8(m). Except as expressly provided in this Section 5(o) or in the Stock Award Agreement, such right of first refusal will otherwise comply with any applicable provisions of the bylaws of the Company.

6.            Provisions of Stock Awards Other than Options and SARs.

(a)          Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i)          Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)         Vesting. Subject to the “Repurchase Limitation” in Section 8(m), shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)        Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)        Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)         Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)          Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)          Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)         Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

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(iii)        Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)        Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)         Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)        Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)       Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)          Performance Share Awards

(i)          Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by a Stock Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 6(c), and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Stock Award Agreement. The Board shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Stock Award; (iii) the conditions that must be satisfied for a Participant to earn a Stock Award; and (iv) the other terms, conditions and restrictions of the Stock Award.

(ii)         Earning performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Board are attained within the applicable Performance Period, as determined by the Board. No payout shall be made with respect to any Performance Share Award except upon written certification by the Board that the minimum threshold performance goal(s) have been achieved.

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(d)          Performance Compensation Awards

(i)          General. The Board shall have the authority, at the time of grant of any Stock Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the date of grant), to designate such Stock Award as a Performance Compensation Award in order to qualify such Stock Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Board shall have the authority to make a Stock Award of a cash bonus to any Participant and designate such Stock Award as a Performance Compensation Award in order to qualify such Stock Award as “performance-based compensation” under Section 162(m) of the Code.

(ii)         Eligibility. The Board will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive a Stock Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 6(d). Moreover, designation of a Participant eligible to receive a Stock Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive a Stock Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive a Stock Award hereunder shall not require designation of any other person as a Participant eligible to receive a Stock Award hereunder in such period or in any other period.

(iii)       Discretion of Board with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Board shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Board shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 6.4(c)(iii) and record the same in writing.

(iv)        Payment of Performance Compensation Awards.

(1)         Condition to Receipt of Payment. Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(2)         Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

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(3)         Certification. Following the completion of a Performance Period, the Board shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Board shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 6(d)(4) hereof, if and when it deems appropriate.

(4)         Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Board may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Board shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 6(d)(6) of the Plan.

(5)         Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 6(d) but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

(6)         Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is five hundred thousand (500,000) shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Board. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 6(d)(i) shall be $250,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Stock Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Board or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Stock Award is deferred to the payment date.

(e)          Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

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7.            Covenants of the Company.

(a)          Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)          Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)          No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.            Miscellaneous.

(a)          Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b)          Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement as a result of a clerical error in the papering of the Stock Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Stock Award Agreement.

(c)          Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to the Stock Award has been entered into the books and records of the Company.

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(d)          No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)          Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.

(f)          Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)          Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(h)          Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(i)          Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)          Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)          Compliance with Section 409A of the Code. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code.

(l)          Repurchase Limitation. The terms of any repurchase right will be specified in the Stock Award Agreement. The repurchase price for vested shares of Common Stock will be the Fair Market Value of the shares of Common Stock on the date of repurchase. The repurchase price for unvested shares of Common Stock will be the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. However, the Company will not exercise its repurchase right until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Stock Award as a liability for financial accounting purposes) have elapsed following delivery of shares of Common Stock subject to the Stock Award, unless otherwise specifically provided by the Board.

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9.            Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)          Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive. Further, with respect to Stock Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code.

(b)          Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)          Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)          arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)         arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)        accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv)        arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

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(v)         cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)        make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)          Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.          Plan Term; Earlier Termination or Suspension of the Plan.

(a)          Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 6(d) of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company's shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made under Section 6(d) after the date of such annual meeting, but the Plan may continue in effect for Stock Awards to Participants not in accordance with Section 162(m) of the Code.

(b)          No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.          Effective Date of Plan.

This Plan will become effective on the Effective Date.

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12.          Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.          Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)          “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.

(b)          “Board” means the Board of Directors of the Company.

(c)          “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(d)          “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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(e)          “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)          any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)         there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)         the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;

(iv)        there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)         individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

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(f)           “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)          “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(h)           “Common Stock” means the common stock of the Company.

(i)           “Company” means Arkados Group, Inc., a Delaware corporation.

(j)           “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k)          “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(l)           “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)          a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)         a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)        a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)        a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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(m)         “Director” means a member of the Board.

(n)          “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(o)          “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s stockholders, and (ii) the date this Plan is adopted by the Board.

(p)          “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(q)          “Entity” means a corporation, partnership, limited liability company or other entity.

(r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(s)          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t)           “Fair Market Value” means, as of any date, the value of the Common Stock determined by the Board in compliance with Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with Section 422 of the Code.

(u)          “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(v)          “Negative Discretion” means the discretion authorized by the Plan to be applied by the Board to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 6(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

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(w)         “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(x)          “Officer” means any person designated by the Company as an officer.

(y)          “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(z)          “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(aa)        “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb)        “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(e).

(cc)        “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(dd)        “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ee)        “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ff)         “Performance Compensation Award” means any Award designated by the Board as a Performance Compensation Award pursuant to Section 6(d) of the Plan.

(gg)       “Performance Criteria” means the criterion or criteria that the Board shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Board from time to time.

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Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Board may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Board, in its sole discretion, deems appropriate, or the Board may select Performance Criterion (o) above as compared to various stock market indices. The Board also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Board shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Board discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval.

(hh)       “Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ii)         “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. The Board is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:   (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.

(jj)         “Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

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(kk)       “Performance Share Award” means any Award granted pursuant to Section 6(c) hereof

(ll)         “Performance Share” means the grant of a right to receive a number of actual shares of Common Stock based upon the performance of the Company during a Performance Period, as determined by the Board.

(mm)     “Plan” means this Arkados Group, Inc. 2017 Equity Incentive Plan.

(nn)       “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo)        “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(pp)        “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq)        “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(rr)        “Rule 405” means Rule 405 promulgated under the Securities Act.

(ss)        “Rule 701” means Rule 701 promulgated under the Securities Act.

(tt)         “Securities Act” means the Securities Act of 1933, as amended.

(uu)       “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(vv)         “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ww)       “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Share Award, a Performance Compensation Award or any Other Stock Award.

(xx)        “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(yy)        “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(zz)        “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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